UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 10, 2004

OPTIO SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Georgia	333-89181	58-1435435
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3015 Windward Plaza, Windward Fairways II, Alpharetta, Georgia	30005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(770) 576-3500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Optio Software, Inc. on August 13, 2004 solely for the purpose of restating the date on which the financial statements of the business acquired as required by Item 9.01.(a) and the pro forma financial information as required by item 9.01.(b) will be filed.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The required financial information will be filed by amendment to the Form 8-K filed on August 13, 2004 not later than October 22, 2004.

(b)	Pro Forma Financial Information.

The required financial information will be filed by amendment to this Form 8-K filed on August 13, 2204 not later than October 22, 2004.

(c)	Exhibits. None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 12, 2004	OPTIO SOFTWARE, INC.

	By:	/s/ Caroline Bembry
Caroline Bembry
Chief Financial Officer